USAA CONTRACT CONTROL NO: 0000019025-01

EXECUTION

COPY

AMENDED AND RESTATED MASTER SUB-ADMINISTRATION AGREEMENT

This Master Sub-Administration 29, 2018, is by and between State Street (the "Sub-Administrator"), and USAA ''Administrator'').

Agreement ("Agreement") dated and effective as of June Bank and Trust Company, a Massachusetts trust company Asset Management Company, a Texas corporation (the

WHEREAS, USAA ETF Trust (the "ETF Trust") is an exchange-trade fund currently comprised of multiple series (each, an "ETF Fund" and collectively, the "ETF Funds"), and is registered with the U.S. Securities and Exchange Commission (the "SEC") by means of a registration statement (the "Registration Statement") under the Securities Act of 1933, as amended
(the "1933 Act"), and the Investment Company Act of 1940, as amended (the "1940 Act");
WHEREAS, USAA Mutual Funds Trust (the "Mutual Funds Trust," and together with the
ETF Trust, each a	"Trust," and collectively, the "Trusts'), is a	registered investment company
currently comprised	of multiple funds (each, a "Mutual Fund," and together with the ETF Funds, each a "Fund," and collectively, the "Funds") and registered with the SEC by means of a
Registration Statement under the 1933 Act and the 1940 Act;
WHEREAS, this Agreement terminates and supersedes the sub-administration agreement,
dated as of September 29, 2017, by and between the Administrator		and the Sub-Administrator;

WHEREAS, each Trust has retained the Administrator to furnish certain administrative services to the Funds;
WHEREAS, the Administrator has taken all requisite proceedings necessary to authorize it to enter into and perform this Agreement; and
WHEREAS, the Administrator desires to retain the Sub-Administrator to furnish certain
administrative services to the Funds, and the Sub-Administrator is		willing to furnish such services,
on the terms and conditions set forth in this Agreement.
NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, the parties hereto agree as follows:

1.

APPOINTMENT OF SUB-ADMINISTRATOR

The Administrator hereby appoints the Sub-Administrator respect to each Trust for purposes of providing ce1iain administrative the terms set forth in this Agreement. The Sub-Administrator accepts to render the services stated herein.

to act as administrator with services for the period and on such appointment and agrees

Each Trust currently consists of the Funds and their respective classes of shares	as	listed in
Schedule A to this Agreement. In the event that a Trust establishes one or more additional Funds
with respect to which the Administrator wishes to retain the Sub-Administrator	to	act as

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administrator hereunder, the Administrator shall notify the Sub-Administrator in writing. Upon written acceptance by the Sub-Administrator, such Funds shall become subject to the provisions of this Agreement to the same extent as the existing Funds, except to the extent that such provisions (including those relating to compensation and expenses payable by the Administrator) may be modified with respect to such Funds in writing by an authorized signatory of the Administrator and the Sub-Administrator at the time of the addition of such Funds. Each such writing shall be considered an amendment to, and become a part of, this Agreement.

2.DELIVERY OF DOCUMENTS

The Administrator will promptly deliver to the Sub-Administrator copies of each of the following documents with respect to each Trust and/or. the Administrator and all future amendments and supplements, if any:

a.The Trust's Master Trust Instrument and By-Laws ("Governing Documents");

b.The Trust's currently effective Registration Statement under the 1933 Act and the 1940 Act and each Prospectus and Statement of Additional Information ("SAI") relating to the Fund and all amendments and supplements thereto as in effect from time to time, which shall be considered delivered if publicly available;

c.An officer's certificate setting forth the names, titles, signatures and scope of authority of all individuals authorized to give Proper Instructions or any other notice, request, direction, instruction, certificate or instrument on behalf of the Administrator;

d.A copy of the Administration and Shareholder Servicing Agreement and any other service agreements between the Trust and the Administrator; and

e.Such other certificates, documents or opinions which the Sub-Administrator may, in its reasonable discretion, deem necessary or appropriate in the proper

·performance of its duties.

3.REPRESENTATIONS AND WARRANTIES OF THE SUB-ADMINISTRATOR

The Sub-Administrator represents and warrants to the Administrator that:

a.It is a Massachusetts trust company, duly organized and existing under the laws of The Commonwealth of Massachusetts;

b.It has the requisite power and authority to carry on its business 111 The Commonwealth of Massachusetts;

c.All requisite corporate proceedings have been taken to authorize it to enter into and perform this Agreement;

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d.No legal or administrative proceedings have been instituted or threatened which would materially impair the Sub-Administrator's ability to perform its duties and obligations under this Agreement; and

e.Its entrance into this Agreement shall not cause a material breach or be in material conflict with any other agreement or obligation of the Sub-Administrator or any law or regulation applicable to it.

4.REPRESENTATIONS AND WARRANTIES OF THE ADMINISTRATOR

The Administrator represents and warrants to the Sub-Administrator that:

a.It is a corporation, duly organized, existing and in good standing under the laws of its state of formation;

b.It has the requisite power and authority under applicable laws and by its organizational documents to enter into and perform this Agreement;

c.All requisite proceedings have been taken to authorize it to enter into and perform this Agreement;

d.No legal or administrative proceedings have been instituted or threatened which would impair the Administrator's ability to perform its duties and obligations under this Agreement;

e.Its entrance into this Agreement will not cause a material breach or be in material conflict with any other agreement or obligation of the Administrator or any law or regulation applicable to it;

f.Where information provided by the Administrator, a Trust or a Trust's investors includes information about an identifiable individual ("Personal Information"), the Administrator represents and warrants that it has obtained all consents and approvals, as required by all applicable laws, regulations, by-laws and ordinances that regulate the collection, processing, use or disclosure of Personal Information, necessary to disclose such Personal Information to the Sub-Administrator, and as required for the Sub-Administrator to use and disclose such Personal Information in connection with the performance of the services hereunder. The Administrator acknowledges that the Sub-Administrator may perform any of the services, and may use and disclose Personal Information outside of the jurisdiction in which it was initially collected by the Administrator or a Trust, including the United States and that information relating to a Trust, including Personal Information may be accessed by national security authorities, law enforcement and comis. The Sub- Administrator shall be kept indemnified by the Administrator and be without liability to the Administrator or any Trust for any action taken or omitted by it in reliance upon this representation and warranty, including without limitation, any liability or costs in connection with claims or complaints for failure to comply with

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any applicable law that regulates the collection, processing, use or disclosure of Personal Information; and

g.With respect to each Trust:

(1)The Trust is a statutory or business trust, as applicable, duly formed, existing and in good standing under the laws of the state of its formation;

(2)The Trust is an investment company properly registered under the 1940 Act;

(3)The Registration Statement under the 1933 Act and 1940 Act has been filed by the Trust and is effective and will remain in effect during the term of this Agreement;

(4)As of the effective date of this Agreement, all necessary filings under the securities laws of the states in which the Trust offers or sells its shares have been rriade; and

(5)As of the close of business on the date of this Agreement, the Trust is authorized to issue shares of beneficial interest.

5.SUB-ADMINISTRATION SERVICES

With respect to the ETF Trust, the Sub-Administrator shall provide the services as listed on Schedule B, and with respect to the Mutual Funds Trust, the Sub-Administrator shall provide the services as listed on Schedule C, subject in all instances to the authorization and direction of the Administrator or the applicable Trust and, in each case where appropriate, the review and comment by the applicable Trust's independent accountants and the Administrator's or the applicable Trust's legal counsel and in accordance with procedures which may be established from time to time between the Administrator and the Sub-Administrator.

The Sub-Administrator shall perform such other services for the Administrator that are mutually agreed to in writing by the parties from time to time, for which the Administrator will pay such fees as may be mutually agreed upon in writing, including the Sub-Administrator's reasonable out-of-pocket expenses. The provision of such services shall be subject to the terms and conditions of this Agreement.

The Sub-Administrator shall provide the office facilities and the personnel determined by it to perform the services contemplated herein.

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6.COMPENSATION OF SUB-ADMINISTRATOR; EXPENSE REIMBURSEMENT; TRUST EXPENSES

The Sub-Administrator shall be entitled to reasonable compensation for its services and expenses, as agreed upon from time to time in a written fee schedule approved by the Administrator and the Sub-Administrator.

The Administrator agrees promptly to reimburse the Sub-Administrator for any equipment and supplies specially ordered by or for a Trust through the Sub-Administrator and for any other expenses not contemplated by this Agreement that the Sub-Administrator may incur on the Administrator's or a Trust's behalf at the Administrator's request or with the Administrator's consent.

The Administrator acknowledges and agrees that the Administrator and/or a Trust, as the case may be, will bear all expenses that are incurred in the operation of the applicable Trust and not specifically assumed by the Sub-Administrator. For the avoidance of doubt, Administrator, Trust, and Fund expenses not assumed by the Sub-Administrator, include, but are not limited to: organizational expenses; the cost of services of independent accountants and outside legal and tax counsel (including such counsel's review of the Registration Statement, Form N-CSR, Form N-Q or Form N-PORT (as applicable), Form N-PX, Form N-MFP, Form N-SAR or Form N-CEN (as applicable), proxy materials, federal and state tax qualification as a regulated investment company and other notices, registrations, reports, filings and materials prepared by the Sub-Administrator under this Agreement); the cost of any services contracted for by the Administrator or a Trust directly from parties other than the Sub-Administrator; the cost of trading operations and brokerage fees, commissions and transfer taxes in connection with the purchase and sale of securities for a Trust; investment advisory fees; taxes, insurance premiums and other fees and expenses applicable to its operation; the costs incidental to any meetings of shareholders including, but not limited to, legal and accounting fees, proxy filing fees and the cost of preparation (e.g., typesetting, XBRL- tagging, page changes and all other print vendor and EDGAR charges, collectively referred to herein as "Preparation"), printing, distribution and mailing of any proxy materials; the costs incidental to meetings of a Trust's board of trustees, including fees and expenses of trustees; the salary and expenses of any officer, trustee or employee of a Trust; the cost of Preparation, printing, distribution and mailing, as applicable, of the Funds' Prospectuses and SAI's and any amendments and supplements thereto and shareholder reports; cost of Preparation and filing of a Trust's tax returns, Registration Statement, Form N-lA, Form N-CSR, Form N-Q or Form N-PORT (as applicable), Form N-PX, Form N-MFP and Form N-SAR or Form N-CEN (as applicable), and all notices, registrations and amendments associated with applicable federal and state tax and securities laws; all applicable registration fees and filing fees required under federal and state securities laws; the cost of fidelity bond and D&O/E&O liability insurance; and the cost of independent pricing services used in computing the Fund(s)' net asset value.

7.INSTRUCTIONS AND ADVICE

At any time, the Sub-Administrator may apply to any officer of the Administrator or his or her designee for instructions with respect to any matter arising in connection with the services to be performed by the Sub-Administrator under this Agreement.

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The Sub-Administrator shall not be liable, and shall be indemnified by the Administrator, for any action taken or omitted by it in good faith in reliance upon any such instructions or advice or upon any paper or document believed by it to be genuine and to have been signed by the proper person or persons. The Sub-Administrator shall not be held to have notice of any change of authority of any person until receipt of written notice thereof from the Administrator or the applicable Trust. Nothing in this section shall be construed as imposing upon the Sub- Administrator any obligation to seek such instructions or advice, or to act in accordance with such advice when received. The indemnification contained in this Section 7 shall survive the termination of this Agreement.

Pursuant to other agreements now or any time in effect between the Administrator or the Trust (or its investment manager or investment advisor, on its behalf) and State Street Bank and Trust Company or its affiliates (the "Other State Street Agreements") in any capacity other than as Sub-Administrator hereunder (in such other capacities, "State Street"), State Street may be in possession of certain information and data relating to the Trust and/or the Funds that is necessary to provide the Services, including Form N-PORT-Related Services. The Administrator hereby acknowledges and agrees that (i) this Section 7 of the Agreement serves as its consent and instruction, or Proper Instruction, as the case may be, for itself and on behalf of the Trust and each Fund under and pursuant to such Other State Street Agreements for State Street to provide or otherwise make available (including via platforms such as my.statestreet.com) to the Sub- Administrator, Trust and Fund information such as net asset values and information relating to the net assets of the Funds, holdings and liquidity reports, market value and other information and data related to the Funds.

8.LIMITATION OF LIABILITY AND INDEMNIFICATION

The Sub-Administrator shall be responsible for the performance only of such duties as are set forth in this Agreement and, except as otherwise provided under Section 14, shall have no responsibility for the actions or activities of any other party, including other service providers to the Administrator or the Trusts. The Sub-Administrator shall have no liability in respect of any loss, damage or expense suffered by the Administrator insofar as such loss, damage or expense arises from the performance of the Sub-Administrator's duties hereunder in reliance upon records that were maintained for the Administrator or a Trust by entities other than the Sub-Administrator prior to the Sub-Administrator's appointment as Sub-Administrator for the Administrator. The Sub-Administrator shall have no liability for any error of judgment or mistake of law or for any loss or damage resulting from the performance or nonperformance of its duties hereunder unless solely caused by or resulting from the negligence or willful misconduct of the Sub-Administrator, its officers or employees. The Sub-Administrator shall not be liable for any special, indirect, incidental, punitive or consequential damages, including lost profits, of any kind whatsoever (including, without limitation, attorneys' fees) under any provision oft.his Agreement or for any such damages arising out of any act or failure to act hereunder, each of which is hereby excluded by agreement of the patties regardless of whether such damages were foreseeable or whether either patty or any entity had been advised of the possibility of such damages. In any event, except as otherwise agreed to in writing by the patties, the Sub-Administrator's cumulative liability for each calendar year (a "Liability Period") with respect to the services performed under this Agreement

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regardless of the form of action or legal theory shall be limited to its total annual compensation earned and fees payable hereunder during the preceding Compensation Period, as defined herein, or three million dollars ($3,000,000), whichever is greater, for any and all liabilities or losses suffered by the Administrator. "Compensation Period" shall mean the calendar year ending immediately prior to each Liability Period in which the event(s) giving rise to the Sub- Administrator's liability for that period have occurred. Notwithstanding the foregoing, the Compensation Period for purposes of calculating the annual cumulative liability of the Sub- Administrator for the Liability Period commencing on the date of this Agreement and terminating on December 31, 2018 shall be the date of this Agreement through December 31, 2018, calculated on an annualized basis, and the Compensation Period for the Liability Period commencing January 1, 2019 and terminating on December 31, 2019 shall be the date of this Agreement through December 31, 2018, calculated on an annualized basis.

The Sub-Administrator shall not be responsible or liable for any failure or delay in performance of its obligations under this Agreement arising out of or caused, directly or indirectly, by circumstances beyond its control, including without limitation, work stoppage, power or other mechanical failure, computer virus, natural disaster, governmental action or communication disruption.

The Administrator shall indemnify and hold the Sub-Administrator and its directors, officers, employees and agents harmless from all loss, cost, damage and expense, including reasonable fees and expenses for counsel, incurred by the Sub-Administrator resulting from any claim, demand, action or suit in connection with the Sub-Administrator's acceptance of this Agreement, any action or omission by it in the performance of its duties hereunder, or as a result of acting upon any instructions reasonably believed by it to have been duly authorized by the Administrator or a Trust or upon reasonable reliance on information or records given or made by the Administrator or a Trust or a Trust's investment adviser, provided that this indemnification shall not apply to actions or omissions of the Sub-Administrator, its officers or employees in cases of its or their own negligence or willful misconduct.

The limitation of liability and indemnification contained herein shall survive the

.termination of this Agreement.

9.CONFIDENTIALITY

All information provided under this agreement by a party (the "Disclosing Party") to the other party (the "Receiving Party") regarding the Disclosing Patiy's business and operations shall be treated as confidential. For the avoidance of doubt, the terms and conditions of this Agreement shall be considered confidential. Subject to Section 10 below, all confidential information provided under this Agreement by Disclosing Pmiy shall be used, including disclosure to third parties, by the Receiving Party, or its agents or service providers, solely for the purpose of performing or receiving the services and discharging the Receiving Party's other obligations under the Agreement or managing the business of the Receiving Party and its Affiliates (as defined in Section 10 below), including financial and operational management and reporting, risk management, legal and regulatory compliance and client service management. The foregoing shall not be applicable to any information (a) that is publicly available when

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provided or thereafter becomes publicly available, other than through	a breach	of	this
Agreement, (b) that is independently derived by the Receiving Party without the use		of	any
information provided by the Disclosing Party in connection with this Agreement, (c) that is disclosed to comply with any legal or regulatory proceeding, investigation, audit, examination, subpoena, civil investigative demand or other similar process, (d) that is disclosed as required by operation of law or regulation or as required to comply with the requirements of any market infrastructure that the Disclosing Party or its agents direct the Sub-Administrator or its Affiliates to employ (or which is required in connection with the holding or settlement of instruments included in the assets subject to this Agreement) or (e) where the paiiy seeking to disclose has received the prior written consent of the paiiy providing the information, which consent shall not be unreasonably withheld.

The unde1iakings and obligations contained in this section shall survive termination this Agreement for a period of three (3) years.

of

10.

USE OF DATA
(a)	In connection with the provision of the services and the discharge of its other obligations under this Agreement, the Sub-Administrator (which term for purposes of
this	S~ction	10	includes	each	of its parent. company, braches and affiliates
( "Affiliates")) may collect and store information regarding the Administrator or a Trust or Fund and share such information with its Affiliates, agents and service providers in order and to the extent reasonably necessary (i) to carry out the provision of services contemplated under this Agreement and other agreements between the Administrator and the Sub-Administrator or any of its Affiliates and (ii) to carry out management of its businesses, including, but not limited to, financial and operational management and rep01iing, risk management, legal and regulatory compliance and client service management.
(b)	Subject to paragraph (c) below, the Sub-Administrator and/or its Affiliates
(except those Affiliates or business divisions principally engaged ·in the business of
asset management)			may use any data or other information ("Data") obtained by such
entities in the		pe1formance		of	their services under this Agreement or any other
agreement between the Administrator and the Sub-Administrator or one of its
Affiliates, including Data regarding transactions and portfolio holdings relating to the
Trust/Fund, and publish, sell, distribute or otherwise commercialize the Data; provided that, unless the Administrator otherwise consents, Data is combined or aggregated with information relating to (i) other customers of the Sub-Administrator and/or its Affiliates or (ii) information derived from other sources, in each case such that any published information will be displayed that does not include attribution to or identification of such Data with a Trust/Fund. The Administrator agrees that Sub-Administrator and /or
its	Affiliates	may seek		to	profit and realize economic benefit from the
commercialization and use of the Data, that such benefit will constitute part of the Sub-
Administrator's compensation for services under this Agreement or such other agreement, and the Sub-Administrator and/or its Affiliates shall be entitled to retain and

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not be required to disclose the amount Administrator or any Trust/Fund.

of

such economic benefit and profit to the

(

c)

Except as expressly contemplated by this Agreement, nothing in this Section
10	shall limit the confidentiality and data-protection obligations	of the Sub-
Administrator and its Affiliates under this Agreement and applicable law. The Sub-
Administrator shall cause any Affiliate, agent or service provider to which it has disclosed Data pursuant to this Section 10 to comply at all times with confidentiality and data-protection obligations as if it were a party to this Agreement.

11.

COMPLIANCE WITH GOVERNMENTAL RULES AND REGULATIONS; RECORDS

The Administrator acknowledges that the Administrator and each Trust assume full responsibility for complying with all securities, tax, commodities and other laws, rules and regulations applicable to each respectively.
In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-
Administrator agrees that all records which it maintains for the Administrator on behalf of each
Trust shall at all times remain the prope1iy of the Administrator on behalf of the applicable Trust, shall be readily accessible during normal business hours, and shall be promptly surrendered upon the termination of the Agreement or otherwise on written request except as otherwise provided in
Section 13. The Sub-Administrator fmiher agrees that all records that it maintains for each Trust pursuant to Rule 31 a-1 under the 1940 Act will be preserved for the periods prescribed by Rule
3la-2 under the 1940 Act unless any such records are earlier surrendered as provided above.
Records may be surrendered in either written or machine-readable form, at the option of the Sub-
Administrator.	In the event that the Sub-Administrator is requested or authorized by the
Administrator, or required by subpoena, administrative order, comi order or other legal process, applicable law or regulation, or required in connection with any investigation, examination or inspection of the Administrator or any Trust by state or federal regulatory agencies, to produce the
.records of the Administrator or· any Trnst or the Sub-Administrator's personnel as witnesses or deponents, the Administrator agrees to pay the Sub-Administrator for the Sub-Administrator's
reasonable time and expenses, as well as the reasonable fees and expenses of the Sub-
Administrator's counsel incurred in such production.

12.

SERVICES

NOT

EXCLUSIVE

The services of the Sub-Administrator are not to be deemed exclusive, and the Sub- Administrator shall be free to render similar services to others. The Sub-Administrator shall be deemed to be an independent contractor and shall, unless othe1wise expressly provided herein or authorized by the Administrator or the applicable Trust from time to time, have no authority to act or represent the Administrator or any Trust in any way or otherwise be deemed an agent of the Administrator or any Trust.

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13.

EFFECTIVE PERIOD AND TERMINATION

This Agreement shall remain in full force and effect for an initial term ending June 30, 2020
(the "Initial Term"). After the expiration of the Initial Term, this Agreement shall automatically
renew for successive one-year terms (each, a "Renewal Term") unless	a written notice of non-
renewal is delivered by the non-renewing pa1iy no later than ninety (90) days prior to the
expiration of the Initial Term or any Renewal Term, as the case may be.	During the Initial Term
and thereafter, either party may terminate this Agreement: (i) in the event	of the other party's
material breach of a material provision of this Agreement that the other pa1iy has either (a) failed to cure or (b) failed to establish a remedial plan to cure that is reasonably acceptable, within 60
days' written notice of such breach, or (ii) in the event	of the appointment	of a conservator or
receiver for the other pa1iy or upon the happening of	a	like event to the other party at the
direction of an appropriate agency or court of competent jurisdiction.	Upon termination	of this
Agreement pursuant to this paragraph with respect to any Fund, the applicable Fund shall pay the
Sub-Administrator its compensation due and shall reimburse the Sub-Administrator for its costs, expenses and disbursements owed under this Agreement. Termination of this Agreement with respect to any Fund shall in no way affect the rights and duties under this Agreement with respect to either Trust or any other Fund.
In the event of: (i) the Administrator's termination of this Agreement with respect to any Trustor
Fund for any reason other than as set fmih in the immediately preceding	paragraph or (ii) a
transaction not in the ordinary course of business pursuant to which the Sub-Administrator is not retained to continue providing services hereunder to a Fund (or its successor), the Administrator
shall pay the Sub-Administrator its compensation due through the end	of the then-current term
(based upon the average monthly compensation previously earned by Sub-Administrator with respect to such Fund) and shall reimburse the Sub-Administrator for its costs, expenses and
disbursements owed under this Agreement. Upon receipt	of such payment and reimbursement,
the Sub-Administrator will deliver such Fund's records as	set forth herein. For the avoidance of
doubt, no payment will be required pursuant to clause (ii)	of this paragraph in the event	of any
transaction such as (a) the liquidation or dissolution of a Fund and distribution of such	Fund's
assets as a result of the Board's determination in its reasonable business judgment that the Fund
is no longer viable (b) a merger of a Fund into, or the consolidation	of a Fund with, another
entity, or (c) the sale by a Fund of all, or substantially all,	of its assets to another entity, in each
of (b) and (c) where the Sub-Administrator is retained to continue providing services to such
Fund (or its successor) on substantially the same terms as this Agreement.
Termination of this Agreement with respect to any one particular Fund shall in no way affect the rights and duties under this Agreement with respect to any other Fund.

14.

DELEGATION

The Sub-Administrator shall retain the right to employ agents, subcontractors, consultants and other third parties, including, without limitation, affiliates (each, a "Delegate" and collectively, the "Delegates") to provide or assist it in the provision of any pmi of the services stated herein or the discharge of any other obligations or duties under this Agreement without the consent or approval of the Administrator. The Sub-Administrator shall be responsible for the acts and

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omissions of any such and omissions itself. Delegates.

Delegate so employed as The Sub-Administrator

if the shall

Sub-Administrator had committed such acts be responsible for the compensation of its

15.

INTERPRETIVE AND ADDITIONAL PROVISIONS

In connection with the operation of the Agreement, the Sub-Administrator and the Administrator may from time to time agree on such provisions interpretive of or in addition to the provisions of this Agreement as may in their joint opinion be consistent with the general tenor of this Agreement. Any such interpretive or additional provisions shall be in a writing signed by all parties, provided that no such interpretive or additional provisions shall contravene any applicable laws or regulations or any provision of the Trust's Governing Documents.

16.

NOTICES

Any notice, instruction or other instrument required to be given hereunder will be in writing and may be sent by hand, or by facsimile transmission, or overnight delivery by any recognized delivery service, to the patties at the following address or such other address as may be notified by any patty from time to time:
If to the Administrator:
United Services Automobile Association
Corporate Procurement
9800 Fredericksburg Road, B-S-E
San Antonio, TX 78288
Attn: Senior Procurement Officer
(With copy to USAA Corporate Counsel at the same address.)
with a copy to:
USAA ETF Trust
9800 Fredericksburg Road, A-3-W
San Antonio, TX 78288
Attn:	FASG Counsel
with a copy to:
USAA Mutual Fund Trust

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If

9800 Fredericksburg Road, A-3-W

San Antonio, TX 78288

Attn: FASG Counsel

to the Sub-Administrator:

STATE

STREET

BANK

AND TRUST COMPANY

Channel Center

1 Iron Street

Mailstop #CCB 0502

Boston, MA 02210

Attention: Greg Nikiforow

Telephone: 617-662-9085

Telecopy: 617-662-1970

with a copy to:

STATE

STREET

BANK

AND TRUST COMPANY

Legal Division - Global Services Americas

One Lincoln Street

Boston, MA 02110

Attention: Senior Vice President and Senior Managing Counsel

17.

AMENDMENT

This Agreement may be amended at any time in writing by mutual agreement parties hereto.

of

the

18.

ASSIGNMENT

This Agreement may not be assigned by (a) the Administrator without the written consent of the Sub-Administrator or (b) the Sub-Administrator without the written consent of the Administrator, except that the Sub-Administrator may assign this Agreement to a successor of all or a substantial portion of its business, or to an affiliate of the Sub-Administrator.

19.

SUCCESSORS

This Agreement shall be binding on and shall inure to the benefit of the Administrator and the Sub-Administrator and their respective successors and permitted assigns.

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20.

DATA

PROTECTION

The Sub-Administrator shall implement and maintain a comprehensive written information security program that contains appropriate security measures to safeguard the personal information of each Trust's shareholders, employees, directors and/or officers that the Sub-Administrator receives, stores, maintains, processes or otherwise accesses in connection with the provision of
services hereunder. For these purposes, "personal information" shall mean	(i) an individual's
name (first initial and last name or first name and last name), address or telephone number plus

(a)social security number, (b) driver's license number, (c) state identification card number, (d) debit or credit card number, (e) financial account number or (f) personal identification number or password that would permit access to a person's account or (ii) any combination of the foregoing that would allow a person to log onto or access an individual's account. Notwithstanding the foregoing "personal information" shall not include information that is lawfully obtained from publicly available information, or from federal, state or local government records lawfully made available to the general public.

21.

ENTIRE AGREEMENT

This Agreement contains the entire understanding between the parties hereto with respect
to the subject matter hereof and supersedes	all	previous representations, warranties	or
commitments regarding the services to be performed hereunder whether oral or in writing.

22.

WAIVER

The failure of a party to insist upon strict adherence to any term of this Agreement on any occasion shall not be considered a waiver nor shall it deprive such party of the right thereafter to insist upon strict adherence to that term or any term of this Agreement or the failure of a patty hereto to exercise or any delay in exercising any right or remedy under this Agreement shall not constitute a waiver of any such term, right or remedy or a waiver of any rights or remedies, and no single or paitial exercise of any right or remedy under this Agreement shall prevent any fmther exercise of the right or remedy or the exercise or any other right or remedy. Any waiver must be in writing signed by the waiving pa1ty.

23.

SEVERABILITY

If any provision or provisions	of this Agreement
unenforceable, the validity, legality and enforceability of
way be affected or impaired.

shall be held the remaining

to be invalid, unlawful or provisions shall not in any

24.

GOVERNING

LAW

This Agreement shall be construed and the provisions thereof interpreted under and in accordance with the laws of the state of New York, without regard to its conflicts of laws rules.

25.

REPRODUCTION OF DOCUMENTS

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This Agreement and all schedules, exhibits, attachments and amendments hereto may be reproduced by any photographic, xerographic, photostatic, microfilm, micro-card, miniature photographic or other similar process. The parties hereto all/each agree that any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding, whether or not the original is in existence and whether or not such reproduction was made by a party in the regular course of business, and that any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence.

26.

COUNTERPARTS

This Agreement may be to be an original, and all such Agreement. Counterparts may (e.g. faxes or emailed p01iable original any signatures received executed in several counterparts, each of which shall be deemed counterparts taken together shall constitute one and the same be executed in either original or electronically transmitted form document format (PDF) form), and the parties hereby adopt as via electronically transmitted form.

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USAA CONTRACT CONTROL NO: 0000019025-01

EXECUTION

COPY

by

their

IN WITNESS WHEREOF, the officers designated below as of

pa1iies hereto have caused this Agreement to be executed the date first written above.

USAA ASSET MANAGEMENT COMPANY

By:

Name:

Preeti Temple

Title:

Supply Chain Manager Senior

STATE

S~~D

TRUST COMPANY

By:

Name: Andrew Erickson

Title: Executive Vice President

Sub-Administration Agreement

USAA CONTRACT CONTROL NO: 0000019025-01

SUB-ADMINISTRATION AGREEMENT

SCHEDULE A

Listing of Fund(s)

USAA ETF Trust on behalf of its series,

USAA MSCI USA Value Momentum Blend Index ETF

USAA MSCI USA Small Cap Value Momentum Blend Index ETF

USAA MSCI International Value Momentum Blend Index ETF

USAA MSCI Emerging Markets Value Momentum Blend Index ETF

USAA Core Short-Term Bond ETF

USAA Core Intermediate-Term Bond ETF

USAA Mutual Funds Trust on behalf of its series,

USAA TAX EXEMPT SHORT TERM

USAA TAX EXEMPT INTERMEDIATE

USAATAXEXEMPTLONGTERM

USAA TAX EXEMPT MONEY MARKET

USAA CALIFORNIA BOND FUND

USAA VIRGINIA BOND FUND

USAA NEW YORK BOND FUND

USAA TARGET MANAGED ALLOCATION

USAA GLOBAL EQUITY INCOME FUND

USAA PRECIOUS METALS & MINERAL

USAA GOVERNMENT SECURITIES

USAA TREASURY MONEY MKT TRUST

USAA WORLD GROWTH FUND

USAA MANAGED ALLOCATION FUND

USAA CORNERSTONE EQUITY

USAA CORNERSTONE CONSERVATIVE

USAA CORNERSTONE MOD AGO FUND

USAA GROWTH & TAX STRATEGY

USAA CORNERSTONE MODERATE FUND

USAA EMERGING MARKETS FUND

USAA CORNERSTONE AGGRESSIVE

USAA CORNERSTONE MODERATE CONS

USAA INTERNATIONAL FUND

USAA INCOME FUND

USAA MONEY MARKET FUND

USAASHORTTERMBONDFUND

USAA SCIENCE & TECHNOLOGY FUND

USAA HIGH INCOME FUND

USAA INTERMEDIATE TERM BOND

USAA CAPITAL GROWTH

Information Classification: Limited Access

A-1

INCOME 2020 2030 2040 2050 2060

USAA CONTRACT CONTROL NO: 0000019025-01

USAA VALUE FUND

USAA GROWTH FUND

USAA INCOME STOCK FUND

USAASMALLCAPSTOCKFUND

USAA FIRST START GROWTH

USAA GROWTH AND INCOME FUND

USAA AGGRESSNE GROWTH FUND

USAA TOTAL RETURN STRATEGY

USAA GLOBAL MANAGED VOLATILITY

USAA REAL RETURN FUND

USAA TARGET RETIREMENT

USAA TARGET RETIREMENT

USAA TARGET RETIREMENT

USAA TARGET RETIREMENT

USAA TARGET RETIREMENT

USAA TARGET RETIREMENT

USAA NASDAQ-100 INDEX FUND

USAA ULTRA SHORT BOND FUND

USAA FLEXIBLE INCOME FUND

USAA EXTENDED MARKET INDEX FUND

Information Classification: Limited Access

USAA CONTRACT CONTROL NO: 0000019025-01

I. II. III. IV. V. VI.

SUB-ADMINISTRATION AGREEMENT

SCHEDULEB LIST OF SERVICES Treasury Services as described in Schedule B1 attached hereto; Tax Services as described in Schedule B2 attached hereto;

Reserved; Reserved; Reserved; and N-PORT-Related Services as described in Schedule B6 attached hereto.

Information Classification: Limited Access

USAA CONTRACT CONTROL NO: 0000019025-01

a.

b.

c.

cl.

e.

f.

g.

Schedule Bl
Treasury Services
Prepare for the review by designated officer(s) of the Administrator		or the Trust

financial information regarding the Fund(s) that will be included	in	the Trust's
semi-annual and annual shareholder rep01is, and other quarterly reports (as mutually agreed upon), including tax footnote disclosures where applicable;
Coordinate the audit of the Trust's financial statements by the Trust's independent accountants, including the preparation of supp01iing audit workpapers and other schedules;
Prepare for the review by designated officer(s) of the Administrator	or the Trust the

Trust's periodic financial reports required to be filed with the SEC on Form N-SAR
(until such form is no longer applicable) and financial information required by
Form N-lA, proxy statements and such other repo1is, forms or filings as may be mutually agreed upon;
Prepare and furnish total return performance information for the Funds, including such information on an after-tax basis, calculated in accordance with applicable
U.S. securities laws and regulations, as may be reasonably requested by. the
Administrator or the Trust;
Prepare and disseminate vendor survey information;
Provide sub-ce1iificates in connection with the certification requirements of the
Sarbanes-Oxley Act of 2002 with respect to the services provided		by the Sub-
Administrator; and
Maintain certain books and records of the Trust as required under Rule 3la-l(b) of the 1940 Act, as may be mutually agreed upon.

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Bl-1

USAA CONTRACT CONTROL NO: 0000019025-01

SCHEDULEB2

Tax Services

a.

b.

Prepare annual tax basis provisions for both excise and income tax purposes, including wash sales and all tax financial statement disclosure;

Prepare the Funds' annual federal, state, and local income tax returns and extension requests for review and for execution and filing by the Trust's independent accountants and execution and filing by the Trust's treasurer, including Form 1120-RIC, Form 8613 and Form 1099-MISC;

c. d.

Prepare annual shareholder reporting information relating to Form 1099-DIV;

Preparation of financial information relating to Form 1099-DIV, including completion of the ICI Primary and Secondary forms, Qualified Dividend Income, Dividends Received Deduction, Alternative Minimum Tax, Foreign Tax Credit, United States Government obligations;

e.	Review annual minimum distribution calculations (income and capital gain) for both federal and excise tax purposes prior to their declaration; and
f.	Participate	in discussions of potential tax issues with the Funds and the Funds'
	audit firm.	·
Tax services,	as described in this Schedule, do not include identification of passive foreign investment companies, qualified interest income securities or Internal Revenue Code Section
1272(a)(6) tax calculations for asset backed securities.

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USAA CONTRACT CONTROL NO: 0000019025-01

Schedule B6

Form N-PORT (the "Form N-PORT Services") and Form N-CEN (the "Form N-CEN Services") Support Services (collectively, the "Form N-PORT and Form N-CEN Support Services") and Quarterly Portfolio oflnvestments Services (collectively, with the Form N- PORT and Form N-CEN Support Services, and for purposes of this Schedule B6, the "Services")

I. (a)

The Services. Standard N-PORT and N-CEN Reporting Solution {Data and Filing):

•	Subject to the receipt of all required data, documentation,	assumptions, information and

assistance from the Administrator (including from any third parties with whom the
Administrator will need to coordinate in order to produce such data, documentation, and information), the Sub-Administrator will use required data, documentation, assumptions, information and assistance from the Administrator and/or the Funds, as the case may be,
	the Sub-Administrator's internal systems and, in the case	of Funds not administered by
the Sub-Administrator or its affiliates, third party Trust administrators, or other data providers, including but not limited to Third Party Data (as defined below) (collectively, the "Required Data"), to perform necessary data aggregations (including any applicable aggregation of risk metrics) and calculations and prepare, as applicable: (i) a monthly
	draft Form N-PORT standard template for review and approval by the Administrator	and

(ii) annual updates of Form N-CEN for review and approval by the Administrator.

•The Administrator acknowledges and agrees that it will be responsible for reviewing and approving each such draft N-PORT template and N-CEN update.

•	Following review and final approval by the Administrator of each such draft Form N-
PORT template and N-CEN update, and at the direction of and on behalf		of the
Administrator, the Sub-Administrator will (i) produce an .XML formatted file		of the
completed Form N-PORT and Form N-CEN and maintain a record thereof in accordance with this Agreement and (ii) when required, electronically submit such filing to the SEC.
The Form N-PORT Services will ,be provided to the Administrator	with respect to the

ETF Trust and each Fund as set forth in the attached Annex	1, which shall be executed	by the
Sub-Administrator and the Administrator. The Form N-CEN	Services will be provided to the
Administrator with respect to the ETF Trust as set forth in the attached Annex 1. Annex 1 may be updated from time to time upon the written request of the Administrator and by vhiue of an updated Annex 1 that is signed by both parties.

(b)

Quarterly Portfolio

of

Investments Services:

•

Subject to the Form N-CEN

receipt of all Required Data, and as a component Suppo1i Services, the Sub-Administrator will use of the such

Form N- Required

PORT and Data from

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USAA CONTRACT CONTROL NO: 0000019025-01

the Administrator, the Sub-Administrator's internal systems and other data providers to
	prepare a draft portfolio of investments (the "Portfolio of	Investments"),		compliant with

GAAP, as of the Trust's first and third fiscal quarter-ends.
•	Following review and final approval by the Administrator of each such draft Portfolio of
	Investments, and at the direction of and on behalf of	the Administrator,	the	Sub-
fiscal
	Administrator will attach each Portfolio of Investments	to the first and third
	quarter-end N-PORT filing that is submitted electronically	to the SEC.

The Quarterly Portfolio of Investments Services will be provided to the Administrator				with

respect to the Funds as set forth in the attached Annex 1, which shall be executed by the Sub-
Administrator and the Administrator. Annex 1 may be updated from time to time upon the written request of the Administrator and by virtue of an updated Annex 1 that is signed by both parties.

(c)

Liquidity Risk Measurement Services:

•Not Applicable.

II.

Administrator Duties, Representations and Covenants in Connection with the Services.

The provision of the Services to the Administrator, with respect to the Trust and the Funds, by the Sub-Administrator is subject to the following terms and conditions:
1.	The parties acknowledge and agree on the following matters:
The Services depend, directly or indirectly, on: (i)		Required Data and (ii) information concerning
the Administrator, the Trust, their affiliates or		any Fund, pooled vehicle, security			or other
investment or portfolio regarding which the Administrator			or its affiliates provide services or is
otherwise associated ("Administrator Entities") that is generated or aggregated by					the Sub-
Administrator or its affiliates in	connection with services		performed on the Administrator's
behalf or otherwise prepared by	the Sub-Administrator		("State Street Data," together with
Required Data and Third Party Data (as defined below), "Services-Related Data").					The Sub-
Administrator's obligations, responsibilities and liabilities with respect to any State Street Data
used in connection with other services received by the Administrator					on behalf of the Trust or the

Funds, as the case may be, shall be as provided in such respective other agreements between the
Sub-Administrator or its affiliates and the Administrator			relating to such other services (e.g.,

administration and/or custody services, etc.) from which the State Street Data is derived or
sourced	("Other Administrator Agreements").	Nothing	in	this	Agreement or any service
schedule(s) shall limit or modify the Sub-Administrator's			or	its	affiliates' obligations to the

Administrator under the Other Administrator Agreements.

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USAA CONTRACT CONTROL NO: 0000019025-01

In connection with the provision of	the Services by	the Sub-Administrator,		the Administrator
acknowledges and agrees that it will	be	responsible for providing the Sub-Administrator			with

any information requested by the Sub-Administrator, including, but not limited to, the following:
(A) Arranging for the regular provision of all Services-Related Data (including State
Street Data, where applicable) and related information to the Sub-Administrator, in formats compatible with Sub-Administrator-provided data templates including, without limitation, Required Data and the information and assumptions required by the Sub-
Administrator in connection with an Administrator reporting profile and onboarding checklist, as it, or the information or assumptions required, may be revised at any time by
the Sub-Administrator, in its	discretion (collectively, the		"Onboarding Checklist")		and
such other forms and templates		as may be	used by the Sub-Administrator	for	such

purposes from time to time, for the Trust and		all Funds on behalf of which services are
provided under this Agreement, including but not limited to those to be reported on Form
N-PORT and Form N-CEN (as determined by the Administrator), including,					without
limitation, arranging for the provision of data from the Administrator,				its affiliates, third

party administrators, prime brokers, custodians, and other relevant parties. If and to the
extent that Services-Related Data		is already accessible to	the Sub-Administrator		(or any

of its affiliates) in its capacity as		administrator or service provider to the Trust or one or
more Funds, the Sub-Administrator and the Administrator			will agree on the scope of the

information to be extracted from the Sub-Administrator's		or any of its affiliate's systems

for purposes of the Sub-Administrator's provision of the Services subject to the discretion of the Sub-Administrator, and the Sub-Administrator is either hereby, or pursuant to a
Proper Instruction under Section 7 of the Agreement, expressly authorized to					use any
such information as necessary in connection with providing the Services hereunder; and

(B)Providing all required information and assumptions not otherwise included in Trust data and assumptions provided pursuant to Section l(A) above, including but not limited

to the Services-Related Data, as may be required in order for the Sub-Administrator	to

provide the Services.
The following are examples of certain types of information that the Administrator	is likely to be

required to provide pursuant to Sections l(A) and l(B) above, and the Administrator hereby acknowledges and understands that the following categories of information are merely illustrative examples, are by no means an exhaustive list of all such required information, and are subject to change as a result of any amendments to Form N-PORT and Form N-CEN:

• • • •

SEC filing classification of the Trust (i.e., small or large filer);
Identification of any data sourced from third parties;
Identification of any securities reported as Miscellaneous;	and

Any Explanatory Notes included in N-PORT Section E.
2.	The Administrator acknowledges that
material assumptions used by the Administrator
Administrator	in connection with the completion of

it has provided to the Sub-Administrator all or that are expected to be used by the Form N-PORT and Form N-CEN and the

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USAA CONTRACT CONTROL NO: 0000019025-01

provision of the Services and that it has approved all material assumptions used by the Sub-
Administrator in the provision of the Services prior to the first use of the Services.		The
Administrator will also be responsible for promptly notifying the Sub-Administrator	of	any
changes in any such material assumptions previously notified to the Sub-Administrator	by	the
Administrator or otherwise previously approved by the Administrator in connection with the
Sub-Administrator's provision of the Services. The Administrator acknowledges that the completion of Form N-PORT and Form N-CEN and the provision of the Services and the data required thereby, requires the use of material assumptions in connection with many different categories of information and data, and the use and/or reporting thereof, including, but not limited to the following:
• Investment classification of positions;

•Assumptions necessary in converting data extracts;

•General operational and process assumptions used by the Sub-Administrator in performing the Services; and

•Assumptions specific to the Trust or any Fund.

The Administrator hereby acknowledges and understands that the foregoing categories of information that may involve the use of material assumptions are merely illustrative examples of ce1iain subject matter areas in relation to which the Administrator (and/or the Sub-Administrator on its behalf in connection with the Services) may rely on various material assumptions, and are by no means an exhaustive list of all such subject matter areas.

3.The Administrator acknowledges and agrees on the following matters:

(A)The Administrator has independently reviewed the Services (including, without limitation, the assumptions, market data, securities prices, securities valuations, tests and calculations used in the Services), and the Administrator has determined that the Services are suitable for its purposes. None of the Sub-Administrator or its affiliates, nor their respective
officers, directors, employees, representatives, agents	or service providers	(collectively,
including the Sub-Administrator, "State Street Paiiies") make any express or implied warranties
or representations with respect to the Services or otherwise.	·

(B)The Administrator assumes full responsibility for complying with all securities,

tax, commodities and other laws, rules and regulations applicable to the Trust or any	of	the
Funds, as the case may be. The Sub-Administrator is not providing, and the Services	do	not
constitute, legal, tax, investment, or regulatory advice, or accounting or auditing services advice.
Unless otherwise agreed to in writing by the parties to this Agreement, the Services are		of
general application and the Sub-Administrator is not providing any customization, guidance, or recommendations. Where the Administrator uses Services to comply with any law, regulation, agreement, or other Administrator obligations, the Sub-Administrator makes no representation that any Service complies with such law, regulation, agreement, or other obligation, and the Sub-
Administrator has no obligation of compliance with respect thereto.

(C)The Administrator may use the Services and any reports, charts, graphs, data,

analyses and other results generated by the Sub-Administrator in connection with the Services

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USAA CONTRACT CONTROL NO: 0000019025-01

and provided by the Sub-Administrator to the Administrator ("Materials;"; provided that the term
"Materials" as used in this Schedule B6 shall not include the Trust or any						Fund's raw data or the
as-filed versions of the Trust's or any		Fund's Form N-PORT, Form N-CEN and Po1ifolio						of

Investments filings) as follows:	(a) for the internal business purpose of the Administrator						or the

Trust relating to the applicable Service or (b) for submission to the U.S. Securities and Exchange
Commission, as required,				of a Form N-PORT filing and a Form N-CEN update, including			any
P01ifolio of Investments,	if applicable.	The Administrator or the Trust may also redistribute the

Materials, or an excerpted portion thereof, to the Funds or their investment advisers, agents,
clients, investors or participants,	as	applicable,		that have a reasonable interest in the Materials in
connection with their relationship		with	the Administrator or		the Trust (each a		"Permitted
Person"); provided, however, (i) neither the Administrator,					nor the Trust or any Fund may charge
a fee, profit, or otherwise benefit from the redistribution					of Materials to Permitted Persons,			(ii)
data provided by third paiiy sources such as but not limited to market or index data ("Third Party
Data") contained in the Services-Related Data or other Materials may not be redistributed other
than Third Paiiy Data that is embedded			in the calculations presented in the Materials				and not

otherwise identifiable as Third Paiiy Data, except to the extent the Administrator has separate license rights with respect to the use of such Third Party Data, or (iii) none of the Administrator,
the Trust or any Fund may use the Services or Materials					in any way to compete or enable any
third party to compete with the Sub-Administrator.				No Permitted Person shall have any fmiher
rights in, the Materials or any
rights of use or redistribution with respect to, or any ownership excerpted po1iion thereof.
Except as expressly provided		in this		Section 3(C), the	Administrator, the Trust, the
Funds, any of their affiliates, or any			of	their respective	officers,	directors,	employees,

Administrators, investment advisers, agents or any other third pa1iy, including any client of, or
investor or participant in the Trust or a Fund or any Permitted Persons						(collectively, including
the Administrator, "Administrator Pa1iies"), may not directly or indirectly, sell, rent, lease, license or sublicense, transmit, transfer, distribute or redistribute, disclose display, or provide, or
otherwise make available or permit access to, all or any part					of the Services or the Materials
(including any State Street Data or Third Party Data contained therein, except with respect to
Third Paiiy Data to the extent the Administrator				has separate license rights with respect to				the
use of such Third Paiiy Data). Without limitation,				Administrator Parties shall not themselves nor

permit any other person to in whole or in part to (i) modify, enhance, create derivative works, reverse engineer, decompile, decompose or disassemble the Services or the Materials; (ii) make copies of the Services, the Matetials or portions thereof; (iii) secure any source code used in the
Services, or attempt to use any po1iions of the Services in any form other than machine readable object code; (iv) commercially exploit or otherwise use the Services or the Materials for the
benefit of any third paiiy in a service bureau or software-as-a-service environment							(or similar

structure), or otherwise use the Services or the Materials to perform services for any third pmiy,
including for, to, or with consultants		and independent contractors; or (v) attempt any					of	the

foregoing or otherwise use the Services or the Materials for any purpose other than as expressly authorized under this Agreement.

(D)The Administrator by any Administrator Parties to

shall limit a need-to

the access and use of the Services and the Materials -know basis and, in connection with its obligations

Information Classification: Limited Access

USAA CONTRACT CONTROL NO: 0000019025-01

under this Agreement, the Administrator shall be responsible and liable for all acts and omissions of any Administrator Parties.

(E)The Services, the Materials and all confidential information of the Sub- Administrator (as confidential information is defined in the Agreement and other than Third Paiiy Data and Required Data), are the sole property of the Sub-Administrator. The Administrator has no rights or interests with respect to all or any part of the Services, the Materials or the Sub-Administrator's confidential information, other than its use and redistribution rights expressly set f01ih in Section 3(C) herein. The Administrator, on its own behalf and on behalf of the Trust and the Funds, automatically and irrevocably assigns to the Sub-Administrator any right, title or interest that it has, or may be deemed to have, in the Services, the Materials or the Sub-Administrator's confidential information, including, for the avoidance of doubt and without limitation, any Administrator Paiiy feedback, ideas, concepts, comments, suggestions, techniques or know-how shared with the Sub-Administrator (collectively, "Feedback") and the State Street Parties shall be entitled to incorporate any Feedback in the Services or the Materials or to otherwise use such Feedback for its own commercial benefit without obligation to compensate the Administrator.

(F)The Sub-Administrator may rely on Services-Related Data used in connection with the Services without independent verification. Services-Related Data used in the Services may not be available or may contain errors, and the Services may not be complete or accurate as a result.

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USAA CONTRACT CONTROL NO: 0000019025-01

ANNEX

I

(ETFs)

USAA ASSET MANAGEMENT COMPANY
Further to the Amended and Restated Sub-Administration	Agreement dated as	of June 29, 2018,

between USAA Asset Management Company (the "Administrator") and State Street Bank and
Trust Company (the "Sub-Administrator"), the Administrator and the Sub-Administrator
mutually agree to update this Annex 1 by adding/removing Funds as applicable:
Form N-PORT Services	Service Type

and

Quarterly Portfolio of Investments

USAA ETF TRUST

Services

Standard N-PORT

Reporting Solution (Data

and Filing)

and

Quarterly Portfolio of

Investments

USAA

MSCI USA Value Momentum Blend Index ETF

USAA MSCI USA Small Cap Value Momentum Blend Index

ETF

USAA MSCI International Value Momentum Blend Index

ETF

USAA MSCI Emerging Markets Value Momentum Blend

IndexETF

USAA Core Short-Term Bond ETF

USAA Core Intermediate-Term Bond ETF

Form N-CEN Services

USAA ETF TRUST

Information Classification: Limited Access

USAA CONTRACT CONTROL NO: 0000019025-01

IN WITNESS WHEREOF, the undersigned, by this Annex 1 (ETFs) as of the last signature date their authorized representatives, have executed set forth below.

USAA ASSET MANAGEMENT
COMPANY
By:	/J,udi,' A. T~
	Name:	Preeti Temple
	Title:	Supply Chain Manager Senior
Address:
	Date:	July 12, 2018

STATE STREET BANK AND TRUST COMPANY~

By:	-----------------

Name: /mdrecu E r·,c:. /<_Son
Title: t-1.ecLL+i\re		V\.c_e	f,f)Stdeni
Address:	b'f\.Q Lt n	co\ n	S \tee+
Date:	BoS-n)'<\	.\\A A	O	t-\ \ \
4\l3\1Z

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Access

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USAA CONTRACT CONTROL NO: 0000019025-01

I. II. III. IV. V. VI.

SUB-ADMINISTRATION AGREEMENT
SCHEDULEC
LIST OF SERVICES
Treasury Services as described in Schedule	Cl attached hereto

Reserved;
Reserved;
Reserved;
Reserved; and
N-PORT-Related Services as described in Schedule C6 attached hereto.

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USAA CONTRACT CONTROL NO: 0000019025-01

a.

b.

c.

d.

e.

Schedule Cl
Treasury Services
Prepare for the review by designated officer(s) of the Administrator	or the Trust

financial information regarding the Fund(s) that will be included in the Trust's semi-annual and annual shareholder repotis and other quaiierly reports (as mutually agreed upon), including tax footnote disclosures where applicable;
Coordinate the audit of the Trust's financial statements by the Trust's independent accountants, including the preparation of supp01iing audit workpapers and other schedules;
Prepare for the review by designated officer(s) of the Administrator	or the Trust the

Trust's periodic financial repo1is required to be filed with the SEC on Form N-SAR
(until such form is no longer applicable) and;
Provide sub-ce1iificates in connection with the ce1iification requirements of the
Sarbanes-Oxley Act of 2002 with respect to the services provided	by the Sub-
Administrator; and
Prepare and disseminate vendor survey information.

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USAA CONTRACT CONTROL NO: 0000019025-01

Schedule C6

I. (a)

Quarterly Portfolio oflnvestments Services (the "Services" or "N-PORT-Related Services")

The Services. Standard N-PORT and N-CEN Reporting Solution (Data and Filing):

•Not Applicable.

(b)

Quarterly Portfolio

of

Investments Services:

•

Subject to the receipt of all Required Data, and as a component of the Trust's Form N- PORT and Form N-CEN filings, the Sub-Administrator will use such Required Data from the Administrator, the Sub-Administrator's internal systems and other data providers to prepare a draft portfolio of investments (the "Portfolio of Investments"), compliant with GAAP, as of the Trust's first and third fiscal quarter-ends.

•Following review and final approval by the Administrator of each such draft Portfolio of Investments, and at the direction of and on behalf of the Administrator, the Sub- Administrator will attach each Portfolio of Investments to each first and third fiscal quarter-end Form N-PORT filing that has been submitted electronically to the SEC by or on behalf of the Trust.

The Quarterly Portfolio of Investments Services will be provided to the Administrator with respect to the Mutual Funds Trust as set f01ih in the attached Annex 1, which shall be executed by the Sub-Administrator and the Administrator. Annex 1 may be updated from time to time upon the written request of the Administrator and by viliue of an updated Annex 1 that is signed by both pa1iies.
(c)	Liquidity Risk Measurement Services:
•	Not Applicable.
II.	Administrator Duties, Representations and Covenants in Connection with the
Services.

The Sub

provision of the -Administrator is

Setvices to the Administrator, on behalf of the Trust and the Funds, by the subject to the following terms and conditions:

1.

The parties acknowledge and agree on the following matters:

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USAA CONTRACT CONTROL NO: 0000019025-01

The Services depend, directly or indirectly, on: (i) Required Data and (ii) information concerning the Administrator, the Trust, their affiliates or any Fund, pooled vehicle, security or other investment or portfolio regarding which the Administrator or its affiliates provide services or is
otherwise associated ("Administrator Entities") that is generated or aggregated by	the Sub-
Administrator or its affiliates in connection with services performed on the Administrator's behalf or otherwise prepared by the Sub-Administrator ("State Street Data," together with
Required Data and Third Party Data (as defined below), "Services-Related Data").	The Sub-
Administrator's obligations, responsibilities and liabilities with respect to any State Street Data used in connection with other services received by the Administrator on behalf of the Trust or the
Funds, as the case may be, shall be as provided in such respective other agreements between the
Sub-Administrator or its affiliates and the Administrator relating to such other services (e.g., administration and/or custody services, etc.) from which the State Street Data is derived or
sourced ("Other Administrator Agreements").	Nothing in this Agreement or any service
schedule(s) shall limit or modify the Sub-Administrator's or its affiliates' obligations to the
Administrator under the Other Administrator Agreements.
In connection with the provision of the Services by the Sub-Administrator, the Administrator
acknowledges and agrees that it will be responsible for providing the Sub-Administrator with any information requested by the Sub-Administrator, including, but not limited to, the following:
(A) Arranging for the regular provision	of all Services-Related Data (including State
Street Data, where applicable) and related information to the Sub-Administrator, in formats compatible with Sub-Administrator-provided data templates including, without
limitation, Required Data and the information and assumptions required by	the Sub-
Administrator in connection with an Administrator reporting profile and onboarding checklist, as it, or the information or assumptions required, may be revised at any time by
the Sub-Administrator, in its discretion	(collectively, the "Onboarding. Checklist") and
such other forms and templates as may be used by the Sub-Administrator for such purposes from time to time, for the Trust and all Funds on behalf of which services are
provided under this Agreement,	, including, without limitation, arranging for the
provision of data from the Administrator, its affiliates, third pa1iy administrators, prime brokers, custodians, and other relevant parties. If and to the extent that Services-Related
Data is already accessible to the Sub-Administrator (or any of its affiliates) in its capacity as administrator or service provider to the Trust or one or more Funds, the Sub-
Administrator and the Administrator will agree on the scope of the information to be extracted from the Sub-Administrator's or any of its affiliate's systems for purposes of
the Sub-Administrator's provision	of the Services subject to the discretion of the Sub-
Administrator, and the Sub-Administrator is either hereby, or pursuant to	a Proper
Instruction under Section 7 of the Agreement, expressly authorized to use any such information as necessary in connection with providing the Services hereunder; and
(B) Providing all required information and assumptions not othe1wise included in Trust data and assumptions provided pursuant to Section l(A) above, including but not limited to the Services-Related Data, as may be required in order for the Sub-Administrator to provide the Services.
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USAA CONTRACT CONTROL NO: 0000019025-01

The following are examples of certain types of information that the Administrator is likely to be required to provide pursuant to Sections l(A) and l(B) above, and the Administrator hereby acknowledges and understands that the following categories of information are merely illustrative examples, are by no means an exhaustive list of all such required information, and are subject to change as a result of any amendments to the Quatierly Portfolios of Investments regulatory requirements:

•SEC filing classification of the Trust (i.e., small or large filer);

•Identification of any data sourced from third pa1iies;

•Identification of any securities rep01ied as Miscellaneous; and

2.The Administrator acknowledges that it has provided to the Sub-Administrator all material assumptions used by the Administrator or that are expected to be used by the Administrator in connection with the provision of the Services and that it has approved all material assumptions used by the Sub-Administrator in the provision of the Services prior to the first use of the Services. The Administrator will also be responsible for promptly notifying the Sub-Administrator of any changes in any such material assumptions previously notified to the Sub-Administrator by the Administrator or otherwise previously approved by the Administrator in connection with the Sub-Administrator's provision of the Services. The Administrator acknowledges that the provision of the Services and the data required thereby, requires the use of material assumptions in connection with many different categories of information and data, and the use and/or reporting thereof, including, but not limited to the following:

•Investment classification of positions;

•Assumptions necessary in conve1iing data extracts;

•General operational and process assumptions used by the Sub-Administrator in performing the Services; and

•Assumptions specific to the Trust or any Fund.

The Administrator hereby acknowledges and understands that the foregoing categories of information that may involve the use of material assumptions are merely illustrative examples of ce1iain subject matter areas in relation to which the Administrator (and/or the Sub-Administrator on its behalf in connection with the Services) may rely on various material assumptions, and are by no means an exhaustive list of all such subject matter areas.

3.The Administrator acknowledges and agrees on the following matters:

(A)The Administrator has independently reviewed the Services (including, without limitation, the assumptions, market data, securities prices, securities valuations, tests and calculations used in the Services), and the Administrator has determined that the Services are suitable for its purposes. None of the Sub-Administrator or its affiliates, nor their respective officers, directors, employees, representatives, agents or service providers (collectively,

Information Classification: Limited Access

Information Classification: Limited Access

USAA CONTRACT CONTROL NO: 0000019025-01

including the Sub-Administrator, "State Street Parties") make any express or implied warranties or representations with respect to the Services or otherwise.

(B)The Administrator assumes full responsibility for complying with all securities,

tax, commodities and other laws, rules and regulations	applicable to the Trust or any	of the

Funds, as the case may be. The Sub-Administrator is not providing, and the Services do not constitute, legal, tax, investment, or regulatory advice, or accounting or auditing services advice.
Unless othe1wise agreed to in writing by the parties to this Agreement,	the Services	are	of
general application and the Sub-Administrator	is not providing any customization, guidance,		or

recommendations. Where the Administrator uses Services to comply with any law, regulation, agreement, or other Administrator obligations, the Sub-Administrator makes no representation
that any Service complies with such law, regulation,	agreement, or other obligation, and the Sub-

Administrator has no obligation of compliance	with respect thereto.

(C)The Administrator may use the Services and any reports, charts, graphs, data,

analyses and other results generated	by	the Sub-Administrator	in connection	with the Services

and provided by the Sub-Administrator to the Administrator ("Materials;"; provided that the term
"Materials" as	used in this Schedule B6 shall not include the Trust or any	Fund's raw data or the
as-filed versions	of the Trust's Portfolio	of Investments filings) as follows:	(a) for the internal
business purpose	of the Administrator	or the Trust relating to the applicable Service or (b) for
Commission, as required,	of any Portfolio	of
submission to the U.S. Securities and Exchange

Investments. The Administrator or the Trust may also redistribute the Materials, or an excerpted
p01iion thereof, to the Funds or their investment advisers, agents, clients, investors or
participants, as applicable, that have	a reasonable interest in the Materials in connection with
their relationship with the Administrator or the Trust (each a "Permitted Person"); provided,
however, (i) neither the Administrator,	nor the Trust or any Fund may	charge a fee, profit, or
otherwise benefit from the redistribution	of Materials to Permitted Persons, (ii) data provided	by

third patiy sources such as but not limited to market or index data ("Third Party Data") contained in the Services-Related Data or other Materials may not be redistributed other than Third Party
Data that is	embedded in the	calculations	presented in the Materials and not otherwise
has separate license rights
identifiable as	Third Patiy Data, except to the extent the Administrator
the Trust or
with respect to the use of such Third Patiy Data, or (iii) none of the Administrator,
any Fund may use the Services or Materials	in any way to compete or enable any third party to

compete with the Sub-Administrator.	No Permitted Person shall have any fmiher rights of use or

redistribution with respect to, or any ownership rights in, the Materials or any excerpted portion
thereof.	·
Except	as expressly provided in this	Section 3(C), the Administrator, the Trust, the
Funds, any of	their affiliates,	or	any of	their respective	officers,	directors, employees,
Administrators, investment advisers, agents or any other third patiy, including any client of, or
investor or participant in the Trust or a Fund or any Permitted Persons	(collectively, including
the Administrator, "Administrator Parties"), may not directly or indirectly, sell, rent, lease, license or sublicense, transmit, transfer, distribute or redistribute, disclose display, or provide, or
otherwise make available or permit access to, all or any pati	of the Services	or the Materials

(including any State Street Data or Third Pmiy Data contained therein,	except with respect to
Third Party Data to the extent the Administrator has separate license rights with respect to the
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USAA CONTRACT CONTROL NO: 0000019025-01

use of such Third Party Data). Without limitation, Administrator Parties shall not themselves nor
permit any other person to in whole or in part to (i) modify,	enhance, create derivative works,
reverse engineer, decompile, decompose or disassemble the Services or the Materials; (ii) make copies of the Services, the Materials or portions thereof; (iii) secure any source code used in the
Services, or attempt to use any portions	of the Services in any form other than machine readable
object code; (iv) commercially exploit or otherwise use the Services or the Materials for the
benefit of	any third party in a service bureau or software-as-a-service environment (or similar structure), or otherwise use the Services or the Materials to perform services for any third party, including for, to, or with consultants and independent contractors; or (v) attempt any of the foregoing or otherwise use the Services or the Materials for any purpose other than as expressly authorized under this Agreement.
(D)	The Administrator shall limit the access and use of the Services and the Materials by any Administrator Parties to a need-to-know basis and, in connection with its obligations under this Agreement, the Administrator shall be responsible and liable for all acts and omissions of any Administrator Parties.
(E)	The Services, the Materials and all confidential information	of the Sub-
Administrator (as confidential information is defined in the Agreement and other than Third
Party Data and Required Data), are the sole property	of the Sub-Administrator. The
Administrator has no rights or interests with respect to all or any part of the Services, the
Materials or the Sub-Administrator's confidential information, other than its use and redistribution rights expressly set forth in Section 3(C) herein. The Administrator, on its own behalf and on behalf of the Trust and the Funds, automatically and irrevocably assigns to the
Sub-Administrator any right, title or interest that it has, or may be deemed to have, in the
Services, the Materials or the Sub-Administrator's confidential information, including, for the
avoidance	of doubt and without limitation, any Administrator Party feedback, ideas, concepts,
comments, suggestions, techniques	or	know-how shared with the Sub-Administrator
(collectively, "Feedback") and the State Street Parties shall be entitled to incorporate any
Feedback in the Services or the Materials or to otherwise use such Feedback for its own commercial benefit without obligation to compensate the Administrator.

(F)The Sub-Administrator may rely on Services-Related Data used in connection with the Services without independent verification. Services-Related Data used. in the Services may not be available or may contain errors, and the Services may not be complete or accurate as a result.

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of

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Information Classification:	Limited Access
Information Classification:	Limited Access

USAA CONTRACT CONTROL NO: 0000019025-01

ANNEX I (Mutual Funds) USAA ASSET MANAGEMENT COMPANY (Mutual Funds)

Further to the Amended and Restated Sub-Administration Agreement between USAA Asset Management Company (the "Administrator")

dated as of June and State Street

29, 2018, Bank and

Trust Company mutually agree to

(the "Sub-Administrator"), the Administrator and the Sub-Administrator update this Annex 1 by adding/removing Funds as applicable:

Form N-PORT Services and Quarterly Portfolio of Investments Services

USAA MUTUAL FUNDS TRUST

USAATAXEXEMPTSHORTTERM USAA TAX EXEMPT INTERMEDIATE USAA TAX EXEMPT LONG TERM USAA TAX EXEMPT MONEY MARKET USAA CALIFORNIA BOND FUND USAA VIRGINIA BOND FUND USAA NEW YORK BOND FUND USAA TARGET MANAGED ALLOCATION USAA GLOBAL EQUITY INCOME FUND USAA PRECIOUS METALS & MINERAL USAA GOVERNMENT SECURITIES USAA WORLD GROWTH FUND USAA MANAGED ALLOCATION FUND USAA CORNERSTONE EQUITY USAA CORNERSTONE CONSERVATIVE USAA CORNERSTONE MOD AGG FUND USAA GROWTH & TAX STRATEGY USAA CORNERSTONE MODERATE FUND USAA EMERGING MARKETS FUND USAA CORNERSTONE AGGRESSIVE USAA CORNERSTONE MODERATE CONS USAA INTERNATIONAL FUND USAA INCOME FUND USAA SHORT TERM BOND FUND

Information Classification: Limited Access

Information Classification: Limited Access

Service Type

Quarterly Portfolio of

Investments Services

ONLY

Standard

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USAA CONTRACT CONTROL NO: 0000019025-01

USAA SCIENCE & TECHNOLOGY FUND

USAA HIGH INCOME FUND

USAA INTERMEDIATE TERM BOND

USAA CAPITAL GROWTH

USAA VALUE FUND

USAA GROWTH FUND

USAA INCOME STOCK FUND

USAA SMALL CAP STOCK FUND

USAA FIRST START GROWTH

USAA GROWTH AND INCOME FUND

USAA AGGRESSIVE GROWTH FUND

USAA TOTAL RETURN STRATEGY

USAA GLOBAL MANAGED VOLATILITY

USAA REAL RETURN FUND

USAA TARGET RETIREMENT INCOME

USAA TARGET RETIREMENT 2020

USAA TARGET RETIREMENT 2030

USAA TARGET RETIREMENT 2040

USAA TARGET RETIREMENT 2050

USAA TARGET RETIREMENT 2060

USAA NASDAQ-100 INDEX FUND

USAA ULTRA SHORT BOND FUND

USAA FLEXIBLE INCOME FUND

USAA EXTENDED MARKET INDEX FUND

Information Classification: Limited Access

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USAA CONTRACT CONTROL NO: 0000019025-01

IN WITNESS WHEREOF, the undersigned, by their authorized representatives, have executed this Annex I (Mutual Funds) as ofthe last signature date set fo1ih below.

USAA ASSET MANAGEMENT COMPANY

By: /Ju.,dz,'/1. /

Name: Preeti Temple

Title: Supply Chain Manager Senior

Address:

Date: July 12, 2018

STATE STREET BANK AND TRUST COMPANY

By:______________

Name: A-Delre w E;n c KS,Or\

Title: Exec ll-t\ ve. \Jt a r,es1 C\.Q{\-t

Address: bN L\ noo ,n 'G.-\Ye.e_-\--

60Sto01 1\-A.A 02\ll

Date: 7l\3\1$'

Information Classification: Limited Access

Information Classification: Limited Access

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